UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On November 7, 2019, the United States Trade Representative (“USTR”) ruled on a request made by certain interested parties, including Lumber Liquidators Holdings, Inc. (the “Company”), and retroactively excluded certain flooring products imported from China from the Section 301 tariffs implemented at 10 percent beginning in September 2018 and escalating to 25 percent in June 2019. Under this ruling, we believe flooring products now excluded from the 25 percent Chinese tariffs include specific vinyl and engineered products the Company has sold and continues to sell. The granted exclusion applies retroactively from the date the tariffs were originally implemented on September 24, 2018 through August 7, 2020.

The Company is evaluating the details of the USTR exclusion and determining the potential current and future impact on the Company which are dependent on a number of variables, including, but not limited to, competitive pricing, vendor relationships, inventory turns, currency changes and other external factors.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995. These statements, which may be identified by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “potential” and other similar terms and phrases, are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management as of the date of such statements. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements in this Current Report on Form 8-K may include, without limitation, statements regarding expectations relating to the tariff exclusion. The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws. Information regarding additional risks and uncertainties is contained in the Company’s other reports filed with the Securities and Exchange Commission, including the Item 1A, “Risk Factors,” section of the Form 10-K for the year ended December 31, 2018 and Item 1A, “Risk Factors,” section of the Form 10-Q for the quarter ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2019

LUMBER LIQUIDATORS HOLDINGS, INC.

By:	/s/ M. Lee Reeves
M. Lee Reeves
Chief Legal Officer and Corporate Secretary